Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas Morrow, Chairman and Chief Executive Officer of Home School Holdings, Inc. (the “Company”), hereby certify to my knowledge that:

(1)	The Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2009 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

HOME SCHOOL HOLDINGS, INC.	/s/ Thomas Morrow
(Registrant)	Thomas Morrow
Chairman and Chief Executive Officer
(Principal Authorized Officer)

Dated: November 19, 2009